Supplement dated June 15, 2018 to the Prospectus dated May 1, 2018 for the

Pacific Prime VUL flexible premium variable universal life insurance policy issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We,”, “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policy Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2018, as supplemented. If your application (paper or by electronic submission) is dated before May 26, 2017, the changes described below do not apply to you.

Starting June 29, 2018, if your application (paper or by electronic submission) is dated on or after May 26, 2017, the following Variable Investment Options will be available for allocation:

PACIFIC SELECT FUND	INVESTMENT GOAL	MANAGER
Portfolio Optimization Growth Portfolio	Seeks moderately high, long-term capital appreciation with low, current income.	Pacific Life Fund Advisors, LLC
STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.	INVESTMENT GOAL	MANAGER
State Street Total Return V.I.S. Fund Class 3	Highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk.	SSGA Funds Management, Inc.

Form No. 15-47737-00